UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BRILLIANT ACQUISITION CORPORATION
(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BRILLIANT ACQUISITION CORPORATION
99 Dan Ba Road, C-9, Putuo District,
Shanghai, Peoples Republic of China

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 21, 2023

TO THE SHAREHOLDERS OF BRILLIANT ACQUISITION CORPORATION:

You are cordially invited to attend the Annual Meeting (the “Annual Meeting”) of shareholders of Brilliant Acquisition Corporation (the “Company,” “we,” “us” or “our”) to be held at 10:00 a.m., Eastern Time, on February 21, 2023. Shareholders will NOT be able to attend the Annual Meeting in-person. Due to the COVID-19 pandemic, the Company will be holding the Annual Meeting via teleconference using the following dial-in information:

US Toll Free Meeting ID Web Address for Audio Conference	888-475-4499 6526144748 https://loeb.zoom.us/pac/join/6526144748

The Annual Meeting will be held for the purpose of considering and voting upon the following proposals:

•        The Director Election Proposal — a proposal to re-elect the Class I directors to the Company’s Board;

•        The Auditor Ratification Proposal — a proposal to ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

Your attention is directed to the proxy statement accompanying this notice for a more complete statement of matters to be considered at the Annual Meeting.

The Company’s board of directors has fixed the close of business on February 9, 2023 as the date for determining the Company’s shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the re-election of each of the directors as part of the Director Election Proposal and (ii) “FOR” the Auditor Ratification Proposal.

Enclosed is the proxy statement containing detailed information concerning the Director Election Proposal, the Auditor Ratification Proposal and the Annual Meeting. Whether or not you plan to virtually attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

February 9, 2023	By Order of the Board of Directors
/s/ Peng Jiang
Chief Executive Officer, Chief Financial Officer and Secretary

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a shareholder of record, you may also cast your vote in person at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Annual Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on February 21, 2023: This notice of meeting, the accompanying proxy statement and proxy card and the 2021 Annual Report on Form 10-K are available at:

ADVANTAGE PROXY
P.O. Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

BRILLIANT ACQUISITION CORPORATION
99 Dan Ba Road, C-9, Putuo District
Shanghai, Peoples Republic of China

BRILLIANT ACQUISITION CORPORATION
99 Dan Ba Road, C-9, Putuo District,
Shanghai, Peoples Republic of China

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 21, 2023

PROXY STATEMENT

Brilliant Acquisition Corporation (the “Company,” “we,” “us” or “our”), a British Virgin Islands business company, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors of proxies to be voted at the Annual Meeting of shareholders to be held at 10:00 a.m., Eastern Time, on February 21, 2023. Shareholders will NOT be able to attend the Annual Meeting in-person. The Company will be holding the Annual Meeting as a virtual meeting via the following information:

Annual Meeting Information:

Meeting Date: February 21, 2023

Meeting Time: 10:00 a.m. Eastern Time

Due to the COVID-19 pandemic, the Company will be holding the Annual Meeting, and any adjournments thereof, via teleconference using the following dial-in information:

US Toll Free Meeting ID Web Address for Audio Conference	888-475-4499 6526144748 https://loeb.zoom.us/pac/join/6526144748

The principal executive office of the Company is 99 Dan Ba Road, C-9, Putuo District, Shanghai, Peoples Republic of China, and its telephone number, including area code, is (86) 021-80125497.

The Annual Meeting will be held for the purpose of considering and voting upon the following proposals:

•        The Director Election Proposal — a proposal to re-elect the Class I directors to the Company’s Board;

•        The Auditor Ratification Proposal — a proposal to ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

The Company’s board of directors has fixed the close of business on February 9, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 1,816,733 outstanding ordinary shares. The Company’s rights and warrants do not have voting rights. Only holders of record of the Company’s ordinary shares on the Record Date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

This proxy statement contains important information about the Annual Meeting, the Director Election Proposal and the Auditor Ratification Proposal. Please read it carefully and vote your shares.

This proxy statement, together with the proxy card and 2021 Annual Report on Form 10-K, is dated February 9, 2023 and is first being mailed to shareholders of record on or about February 10, 2023.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including any annexes to this proxy statement.

Q.	What is being voted on?

A. You are being asked to vote on (i) a proposal to re-elect the Company’s two (2) Class I directors to the Company’s board of directors and (ii) a proposal to ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

Q.	Why is the Company proposing the proposal to re-elect directors and the proposal to ratify appointment of the Company’s independent auditors?

A: The Director Election Proposal:    The Company failed to hold an annual meeting of shareholders within 12 months after its fiscal year ended December 31, 2021, as required by Nasdaq Listing Rule 5620(a). The Company is holding an annual meeting for the election of directors to regain compliance with the listing rules.

The Auditor Ratification Proposal:    The Board appointed Marcum Bernstein & Pinchuk LLP to serve as the Company’s independent registered public accounting firm for the 2022 fiscal year. The Company elects to have its shareholders ratify such appointment.

Q.	How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A. All of the Company’s directors, executive officers and their respective affiliates, as well as the Company’s other shareholders immediately prior to its initial public offering (the “Initial Shareholders”), are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Director Election Proposal and the Auditor Ratification Proposal. On the Record Date, the 1,411,000 insider shares represented approximately 77.7% of the Company’s issued and outstanding ordinary shares.

Q.	What vote is required to adopt the proposals?

A. Director Election Proposal.    Approval of each of the directors being re-elected will require the affirmative vote of at least 50% of the shares present, in person or by proxy, and voting in favour of the resolution at the Annual Meeting or any adjournment thereof.

Auditor Ratification Proposal.    Approval of the Auditor Ratification Proposal will require the affirmative vote of at least 50% of the shares present, in person or by proxy, and voting in favour of the resolution at the Annual Meeting or any adjournment thereof.

Q.	What if I do not want to approve the Director Election Proposal and the Auditor Ratification Proposal?	A. If you do not want to approve the Director Election Proposal or the Auditor Ratification Proposal, you must abstain, not vote, or vote against each proposal.
Q.	How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., Attention: Karen Smith, Toll-Free: 877-870-8565, Collect: 206-870-8565, E-mail: ksmith@advantageproxy.com, the Company’s proxy solicitor, prior to the date of the Annual Meeting.

Q.	How are votes counted?

A. The Company’s proxy solicitor, Advantage Proxy, Inc., will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Director Election Proposal.    The Director Election Proposal must be approved by the affirmative vote of at least 50% of the shares present, in person or by proxy, and voting in favour of the resolution at the Annual Meeting or any adjournment thereof. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote.

Auditor Ratification Proposal.    The Auditor Ratification of Proposal must be approved by the affirmative vote of at least 50% of the shares present, in person or by proxy, and voting in favour of the resolution at the Annual Meeting or any adjournment thereof. Abstentions and broker non-votes with respect to this proposal will have the effect of a vote “AGAINST” such proposal.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?

A. The Director Election Proposal is a non-discretionary item. Your broker can only vote your shares for such proposal if you provide instructions on how to vote. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under securities exchange rules applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Your broker can use its discretionary authority to vote shares with respect to the Auditor Ratification Proposal.

Q.	What is a quorum requirement?

A. The number of outstanding ordinary shares entitled to vote at the Annual Meeting is 1,816,733. Each ordinary share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of 545,020 ordinary shares, representing not less than 30% of the votes of the ordinary shares entitled to vote on the resolutions to be considered at the Annual Meeting, will constitute a quorum. There is no cumulative voting under BVI law and under the governing documents of the Company. Abstentions by virtual attendance and by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not.

Q.	Who can vote at the Annual Meeting?

A. Only holders of record of the Company’s ordinary shares at the close of business on February 9, 2023 are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 1,816,733 outstanding ordinary shares.

Shareholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name in the register of members of the Company maintained by the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the board recommend voting for the Director Election Proposal and the Auditor Ratification Proposal?	A. Yes. The board of directors recommends that the Company’s shareholders vote “FOR” each of the Director Election Proposal and the Auditor Ratification Proposal.

Q.	What do I need to do now?

A. The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the Director Election Proposal and the Auditor Ratification Proposal will affect you as a Company shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q.	Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Our officers and directors will not be paid any additional compensation for soliciting proxies. We have also engaged Advantage Proxy to solicit proxies on our behalf. We will pay Advantage Proxy approximately $6,500 in fees plus disbursements for such services. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.

Toll-Free: 877-870-8565

Collect: 206-870-8565

Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
Q.	How may I participate in the Annual Meeting?

A. If you are a shareholder of record as of the Record Date for the Annual Meeting, you should receive a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company, containing instructions on how to attend the Annual Meeting.

Due to the COVID-19 pandemic, the Company will be holding the Annual Meeting via teleconference using the following dial-in information:

US Toll Free Meeting ID Web Address for Audio Conference	888-475-4499 6526144748 https://loeb.zoom.us/pac/join/6526144748

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

We are a blank check company incorporated on May 24, 2019 in the British Virgin Islands with limited liability (meaning our shareholders have no liability, as members of the Company, for the liabilities of the Company over and above the amount already paid for their shares) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses.

On June 26, 2020, we consummated the Initial Public Offering of 4,000,000 Units, at a price of $10.00 per Unit, generating gross proceeds of $40,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 240,000 Private Units to the Sponsor at a price of $10.00 per unit, generating gross proceeds of $2,400,000.

On June 30, 2020, as a result of the underwriters’ election to fully exercise their over-allotment option, we consummated the sale of an additional 600,000 Units, at $10.00 per Unit, and the sale of an additional 21,000 Private Units, at a price of $10.00 per Private Unit, generating total gross proceeds of $6,210,000.

Following the Initial Public Offering, the exercise of the over-allotment option and the sale of the Private Units, a total of $46,000,000 was placed in the Trust Account. We incurred $2,069,154 in transaction costs, including $1,610,000 of underwriting fees and $459,154 of other costs.

Following the closing of the Initial Public Offering on June 26, 2020, an amount of $40,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Units was placed in a trust account (the “Trust Account”) located in the United States and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s shareholders. On July 8, 2022, we moved all of the assets held in the Trust Account from money market funds to cash.

The Company’s principal executive office is located at 99 Dan Ba Road, C-9, Putuo District,, Shanghai, Peoples Republic of China.

CERTAIN RISK FACTORS

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our sponsor, Nisun Investment Holding Limited, a BVI company with limited liability, as a wholly-owned subsidiary, is controlled by Shanghai Ningsheng Supply Chain Group Co., Ltd. (f/k/a Shanghai Ningsheng Enterprise Management Group Co., Ltd.) (“Ning Sheng Group Co.”), a company incorporated in the People’s Republic of China (“PRC”). We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by February 23, 2023 (or up to April 23, 2023, as applicable) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive approximately $10.77 per share, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees of the Board of Directors

Our board of directors currently consists of four (4) directors: Dr. Peng Jiang, Yebo Shen, Zan Wu, and Brian Ferrier. Our board of directors is divided into two classes with only one class of directors being elected in each year and each class serving a two-year term.

Our board of directors has nominated the persons identified Zan Wu and Brian Ferrier for re-election as Class I directors, to serve a two-year term and until their successors have been elected and qualified.

If a quorum is present at the Annual Meeting, the nominees for directors will be elected by a majority of votes case by shareholders present in person by attendance or represented by proxy and entitled to vote in the election.

Name	Age	Other positions with the Company;	Has served as a director since
Dr. Peng Jiang(2)	39	Chairman, Chief Executive Officer and Chief Financial Officer	April 2020
Yebo Shen(2)	56	Independent Director	February 2022
Zan Wu(1)	46	Independent Director	August 2019
Brian Ferrier(1)	75	Independent Director	February 2022

____________

(1)      Serves as a Class I Director

(2)      Serves as a Class II Director

Nominees for Class II Directors

Zan Wu — Mr. Wu has been our director since August 2019. In 2017, Mr. Wu founded Wingkim Finance &Tech Service (Beijing) Ltd, which provides one-stop financial service as well as SAAS (Software-As-A-Service) based on-line accounting services in China. He has also been a senior consultant in internal control of Gridsum Holding Inc. (Nasdaq: GSUM), which is a big data analysis and solution provider for multinational and domestic enterprises, since August 2018. Mr. Wu was the CFO at Yulong Eco-Materials Ltd. (Nasdaq: YECO) from 2014 to 2017. From 2010 to 2014, Mr. Wu was chief financial officer of SinoCoking Coal and Coke Chemical Industries, Inc. with its subsidiaries in the business of coal and coke sales in China. From 2006 to 2009, he was the chief representative of Global American, Inc. (China representative office). From 2004 to 2006, he was the assistant manager and the financial manager at Domino Scientific Equipment Ltd. From 2003 to 2004, he was a financial analyst at VIR Consultancy Ltd. Mr. Wu holds a Bachelor degree in accounting from the Capital University of Economics and Business and a Master degree in financial management and control from Aston Business School. We believe Mr. Wu is well qualified to serve on our board of directors because of his extensive experience with financial and accounting matters relating to U.S. public companies.

Brian Ferrier — Mr. Ferrier has been our director since February 2022. He has served as the President, Chief Executive Officer, and director of Howell Biopharma Ltd. since January 2017, and has more than 20 years of international business and marketing experience, and over 10 years of market research experience. He holds an M.B.A. and B.A. degrees from York University. The Company believes Mr. Ferrier is well qualified to serve on the Board because of his extensive knowledge and experience in international business and marketing.

Continuing Directors

Dr.    Peng Jiang — Dr. Peng Jiang has been our Chief Executive Officer, Chief Financial Officer, Secretary and the Chairman of the board of directors since April 2020. Dr. Jiang is an experienced executive officer in the fin-tech industry and an academic research veteran. He has worked in various capacities in the investment banking industry, focusing on the development of fin-tech solutions, as well as online financial services relating to the financing of real estate development companies, consumer finance institutions, and investment banks, and is experienced in developing fin-tech solutions for various types of structured financial products. Since August 2018, he has been the Vice President of Shanghai Ning Sheng Enterprise Management Group Co., Ltd., where he has led its fin-tech and investment banking business sectors. Since 2017, he has also held the position of Principal at the Greater Hangzhou Bay Fin-Tech Research Institute and a research scholar at Ant Financial Ying Fan Research Institute. Since April 2013, Dr. Jiang has also been an assistant dean of research with the Shanghai Modern Economy Research Institute. From July, 2018 to March, 2019, Dr. Jiang was the former head of the Yangtze River Delta Fin-Tech Investment Fund project and in 2013 participated in a crowdfunding financial evaluation and modeling program in connection with the Shanghai Lujiazui International Financial Asset Exchange Co., Ltd. (the “Lufax”). From June 2010 to March 2013, Dr. Jiang conducted research on the fin-tech industry concerning financial institutions, municipal financial regulatory offices and industry peer associations at the China Academy of Financial Research Institute, established by Shanghai Jiao Tong University.

Dr. Jiang is also a guest lecturer at the East China University of Science and Technology School of Business, MBA entrepreneur start-up program, a guest mentor at Tencent WeStart (Shanghai), and a Peer Review Committee Member at the China Finance Review International Journal. Dr. Jiang holds a Master of Science and a Ph.D. in in Economics from Shanghai Jiao Tong University. We believe Dr. Jiang is well qualified to serve on our board of directors because of his extensive knowledge and experience in finance and the global fin-tech industry.

Yebo Shen — Mr. Shen has been our director since February 2022. Currently, Mr. Shen is an independent advisor. He served as an accountant for PricewaterhouseCoopers LLP from February 2018 to August 2019, and accountant for Ernst & Young LLP from February 2011 to December 2017, focusing on U.S. individual income tax compliance and consulting. He holds an M.B.A. from Pace University with a focus on Public Accounting, and studied Health Physics at University of Cincinnati. The Company believes Mr. Shen is well qualified to serve on the Board because of his extensive financial and accounting experience and education.

Number and Terms of Office of Officers and Directors

Our board of directors is divided into two classes with only one class of directors being elected in each year and each class serving a two-year term. The term of office of the first class of directors, consisting of Messrs. Wu and Ferrier, will expire at the Annual Meeting. The term of office of the Class II of directors, consisting of Dr. Jiang and Mr. Shen, will expire at the second annual meeting.

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board is authorized to appoint persons to the offices set forth in our memorandum and articles of association as it deems appropriate. Our memorandum and articles of association provides that our officers may consist of a chairman of the Board of Directors, a Chief Executive Officer, one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient, and that any number of offices may be held by the same person.

The Board held two meetings during fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, no director attended fewer than 75% of the meetings of our board of directors and board committees of which the director was a member.

Director Independence

The Nasdaq Capital Market requires that a majority of our board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Messrs. Zan Wu, Brian Ferrier and Yebo Shen are our independent directors. Our independent directors have regularly scheduled meetings and at which only independent directors are present.

Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of our independent and disinterested directors.

Committees of the Board of Directors

We have three standing committees: an audit committee, a nominating committee, and a compensation committee. Each such committee is composed of solely independent directors.

Audit Committee

We have established an audit committee of the board of directors. Messrs. Zan Wu, Yebo Shen and Brian Ferrier serve as members of our audit committee. Mr. Zan Wu serves as chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. Messrs. Zan Wu, Yebo Shen and Brian Ferrier are independent.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Zan Wu qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Responsibilities of the audit committee include:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent auditors;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction, and;

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Audit Committee Report

The Company’s audit committee is responsible for supervising the Company’s independent accountants, reviewing the results and scope of the audit and other accounting related services and reviewing the Company’s accounting practices and systems of internal accounting and disclosure controls, among other things. These responsibilities include reviewing and discussing with management and the independent auditor the annual audited financial statements. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

With respect to the audit of the Company’s financial statements for the year ended December 31, 2021, the members of the audit committee:

•        have reviewed and discussed the audited financial statements with the Company’s management and Marcum Bernstein & Pinchuk LLP (“Marcum BP”), the Company’s independent registered public accounting firm;

•        have discussed with Marcum BP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T regarding “Communication with Audit Committees”; and

•        have received and reviewed the written disclosures and the letter from Marcum BP required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum BP’s communications with the audit committee concerning independence and have discussed with Marcum BP its independence from the Company.

Based on these reviews and discussions, the audit committee recommended to the Board that the audited financial statements referred to above be included in Company’s annual report on Form 10-K for the year ended December 31, 2021, filed on March 31, 2022.

Members of the Audit Committee:
Zan Wu, Yebo Shen
and Brian Ferrier

Audit Committee Meetings

The Audit Committee did not hold any meetings during fiscal year ended December 31, 2022.

Nominating Committee

We have established a nominating committee of the board of directors. Messrs. Zan Wu, Yebo Shen and Brian Ferrier serve as members of our nominating committee, each of whom is an independent director under Nasdaq’s listing standards. Mr. Mitchell Cariaga serves as chairman of the nominating committee. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide those persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background, and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

There have been no material changes to the procedures by which security holders may recommend nominees to our board of directors.

The nominating committee did not hold any meetings during fiscal year ended December 31, 2022.

Compensation Committee

Subject to the requirement of law or the NASDAQ market rules, we have established a compensation committee of the board of directors. Messrs. Zan Wu, Yebo Shen and Brian Ferrier. Mr. Yebo Shen serve as chairman of the compensation committee. We have adopted a compensation committee charter, which will detail the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation in executive session at which the Chief Executive Officer is not present;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement, and;

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Compensation Committee Meetings

The Compensation Committee did not hold any meetings during fiscal year ended December 31, 2022.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever been an officer or employee of the Company. None of the Company’s executive officers serves, or has served since inception, as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of the Company’s directors or on the Company’s Compensation Committee.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws.

Availability of Documents

We have filed a copy of our form of Code of Ethics, our audit committee charter, our nominating committee charter and compensation committee charter as exhibits to the registration statement filed in connection with our initial public offering. You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Shareholder Communications

Shareholders can mail communications to the Board, c/o Brilliant Acquisition Corporation, Attention: Secretary, at 99 Dan Ba Road, C-9, Putuo District,, Shanghai, Peoples Republic of China, who will forward the correspondence to each addressee.

Hedging Policy

The Board of Directors has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the officers and directors of the Company, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, officers and shareholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the “Reporting Persons,” to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company’s equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such reports and upon written representations of the Reporting Persons received by us, we believe that all transactions were timely reported during the fiscal year ended 2022.

EXECUTIVE OFFICERS

The following sets forth the name and age of our current executive officer, his position and office.

Name	Age	Position
Dr. Peng Jiang	38	Chief Executive Officer and Chief Financial Officer

The biographical information for Dr. Peng Jiang is provided above under the director information.

Executive Compensation

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and Audit Committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Certain Relationships and Related Transactions

In May, August and September, 2019, we issued an aggregate of 1,150,000 founder shares to our initial shareholders for an aggregate purchase price of $25,000 in cash, or approximately $0.022 per ordinary share.

Subject to certain limited exceptions, our initial shareholders have agreed not to transfer, assign or sell their founder shares until the earlier of (i) one year after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per ordinary share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing six months after our initial business combination.

Our sponsor purchased an aggregate of 261,000 insider units in a private placement that occurred simultaneously with the closing of our initial public offering. Our sponsor (and/or its designees) has agreed not to transfer, assign or sell any of the shares included in the insider units and the respective ordinary shares underlying the warrants included in the insider units until after the completion of our initial business combination.

Ning Sheng Group Co., our sponsor’s parent company, agreed, from the date that our securities are first listed on the Nasdaq Capital Market through the earlier of our consummation of our initial business combination and our liquidation, to make available to us office space, utilities and secretarial and administrative services, as we may require from time to time at no cost to us.

Other than reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to our sponsor, officers or directors, or to any of their respective affiliates, prior to or with respect to our initial business combination (regardless of the type of transaction that it is). Our independent directors will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will be responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

On August 21, 2019, as amended on December 31, 2019, we issued an unsecured promissory note to our sponsor, pursuant to which we could borrow up to an aggregate principal amount of $300,000, of which $243,833 was outstanding under the Promissory Note as of June 26, 2020. The note was non-interest bearing and payable on the earlier of (i) June 30, 2020 or (ii) the consummation of the Initial Public Offering. Proceeds from the close of the Initial Public Offering cleared in our bank account on June 29, 2020. On August 13, 2020, the note was amended such that it is due and payable on October 31, 2020 and effective as of the date of the consummation of the Initial Public Offering, June 26, 2020. On November 12, 2020 the note was amended such that it is due and payable on May 31, 2021 and was made effective as of October 30, 2020. On June 18, 2021, the note was amended such that it is due and payable on September 30, 2021 and was made effective as of May 31, 2021. On October 1, 2021, the note was amended such that it is due and payable on the date on which we consummate our initial business combination and was made effective as of October 1, 2021.

On June 21, 2021, we issued an unsecured promissory note to our sponsor, pursuant to which we could borrow up to an aggregate principal amount of $460,000, of which $460,000 was outstanding under the note as of December 31. The note was non-interest bearing and payable on the earlier of (i) September 30, 2021 or (ii) the consummation of our initial business combination. On October 1, 2021, the note was amended such that it is due and payable on the date on which we consummate our initial business combination and was made effective as of October 1, 2021.

On September 21, 2021, we issued an unsecured promissory note to our sponsor, pursuant to which we could borrow up to an aggregate principal amount of $461,000, of which $461,000 was outstanding under the note as of December 31, 2021. The note was non-interest bearing and payable on the date on which we consummate our initial business combination.

On December 22 2021, we issued an unsecured promissory note to our sponsor, pursuant to which we could borrow up to an aggregate principal amount of $460,000, of which $460,000 was outstanding under the note as of December 31, 2021. The note was non-interest bearing and payable on the date on which we consummate our initial business combination.

On March 20, 2022, we issued an unsecured promissory note to our sponsor, pursuant to which we borrowed an aggregate principal amount of $634,594. The sponsor initially deposited $736,000 on March 18, 2022 and $101,406 was returned to the Sponsor on March 28, 2022 due to the fact that the shareholders elected to redeem an aggregate of 633,792 shares in connection with the Special Meeting. As of the date hereof, $634,594 was outstanding under the note. The note is non-interest bearing and payable on the date on which we consummate our initial business combination.

On July 13, 2022, we issued an unsecured promissory note to the Sponsor, pursuant to which we could borrow up to an aggregate principal amount of $353,000. As of the date hereof, $353,000 was outstanding under the note. The note is non-interest bearing and payable on the date on which the Company consummates its initial business combination.

On October 18, 2022, we issued an unsecured promissory note to Nukkleus, pursuant to which we could borrow up to an aggregate principal amount of $22,600. As of the date hereof, $22,600 was outstanding under the note. The note is non-interest bearing and payable on the date on which the Company consummates its initial business combination.

On November 18, 2022, w issued an unsecured promissory note to Nukkleus, pursuant to which we could borrow up to an aggregate principal amount of $22,600. As of the date hereof, $22,600 was outstanding under the note. The note is non-interest bearing and payable on the date on which we consummate our initial business combination.

On December 19, 2022, we issued an unsecured promissory note to Nukkleus, pursuant to which we could borrow up to an aggregate principal amount of $22,600. As of the date hereof, $22,600 was outstanding under the note. The note is non-interest bearing and payable on the date on which we consummate our initial business combination.

On January 20, 2023, the Company issued an unsecured promissory note to Nukkleus, pursuant to which the Company could borrow up to an aggregate principal amount of $21,350. As of the date hereof, $21,350 was outstanding under the note. The note is non-interest bearing and payable on the date on which we consummate our initial business combination.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or our officers and directors may, but are not obligated to, loan us funds as may be required. If we consummate our initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the offering proceeds held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Such loans would be evidenced by promissory notes. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion. Up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 units if $1,500,000 of notes were so converted, together leading to the holders being issued 165,000 ordinary shares if $1,500,000 of notes were so converted since the 150,000 rights included in such units would result in the issuance of 15,000 shares upon the closing of our initial business combination, as well as 150,000 warrants to purchase 150,000 shares).

After our initial business combination, members of our management team who remain with us, if any, may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a target that is affiliated with our sponsor, officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm that our initial business combination is fair to our shareholders from a financial point of view.

Our initial shareholders and their permitted transferees can demand that we register the founder shares, the private units and underlying securities, and any securities issued upon conversion of working capital loans, pursuant to an agreement to be signed prior to or on the date of this prospectus. The holders of the Private Units (or underlying securities) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our ordinary shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our initial shareholders unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our unaffiliated shareholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors or initial shareholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

Required Vote

The Director Election Proposal will be approved by the affirmative vote of at least 50% of the shares present, in person or by proxy, and voting in favour of the resolution at the Annual Meeting or any adjournment thereof. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” THE RE-ELECTION OF EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee and the Board of Directors appointed Marcum Bernstein & Pinchuk LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2022. Representatives of Marcum Bernstein & Pinchuk LLP may be present by tele-conference at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

In the event the shareholders fail to ratify the selection of Marcum Bernstein & Pinchuk LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

Services and Fees of Independent Auditors

During the fiscal year ended December 31, 2021, the firm of Marcum Bernstein & Pinchuk LLP, has acted as our principal independent registered public accounting firm. The following is a summary of fees paid or to be paid to Marcum Bernstein & Pinchuk LLP for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and review of financial statements included in our quarterly reports and services that are normally provided by Marcum Bernstein & Pinchuk LLP in connection with statutory and regulatory filings. The aggregate fees billed by Marcum Bernstein & Pinchuk LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods, the registration statement, the closing 8-K and other required filings with the SEC for years ended December 31, 2022 and December 31, 2021 totaled $200,335 and $87,550, respectively. The above amount includes interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees.    We did not pay Marcum Bernstein & Pinchuk LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements during the fiscal years ended December 31, 2022 and December 31, 2021.

Tax Fees.    We did not pay Marcum Bernstein & Pinchuk LLP for tax compliance, tax planning and tax advice during the fiscal years ended December 31, 2022 and December 31, 2021.

All Other Fees.    We did not pay Marcum Bernstein & Pinchuk LLP for other products and services during the fiscal years ended December 31, 2022 and December 31, 2021.

Pre-Approval of Services

Since the formation of our audit committee in connection with our initial public offering, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit). All of the foregoing services were approved by the Audit Committee.

Required Vote

This Auditor Ratification Proposal will be approved by the affirmative vote of at least 50% of the shares present, in person or by proxy, and voting in favour of the resolution at the Annual Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

THE ANNUAL MEETING

Date, Time and Place.    The Company will be holding the Annual Meeting at 10:00 a.m., Eastern Time, on February 21, 2023, in a virtual meeting format via the following information:

Annual Meeting Information:

Meeting Date: February 21, 2023
Meeting Time: 10:00 a.m. Eastern Time

US Toll Free Meeting ID Web Address for Audio Conference	888-475-4499 6526144748 https://loeb.zoom.us/pac/join/6526144748

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned ordinary shares at the close of business on February 9, 2023, the Record Date for the Annual Meeting. At the close of business on the Record Date, there were 1,816,733 outstanding ordinary shares, each of which entitles its holder to cast one vote on each proposal. The Company’s warrants do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to shareholders at the Annual Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Annual Meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this Annual Meeting. The Company will pay that firm approximately $6,500 in fees plus disbursements for such services.

Required Votes

Approval of the Director Election Proposal will require the affirmative vote of at least 50% of the shares present, in person or by proxy, and voting in favour of the resolution at the Annual Meeting or any adjournment thereof.

Approval of the Auditor Ratification Proposal will require the affirmative vote of at least 50% of the shares present, in person or by proxy, and voting in favour of the resolution at the Annual Meeting or any adjournment thereof.

All of the Company’s directors, executive officers and their respective affiliates, as well as the Company’s other initial shareholders, are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Director Election Proposal and the Auditor Ratification Proposal. On the Record Date, the 1,411,000 insider shares represented approximately 77.7% of the Company’s issued and outstanding ordinary shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s ordinary shares as of the Record Date by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•        each of our officers and directors; and

•        all our officers and directors as a group.

As of February 1, 2023, the Record Date, there were 1,816,733 outstanding ordinary shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect beneficial ownership of the Company’s warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

	Amount and Nature of Beneficial Ownership of Ordinary Shares	Approximate Percentage of Outstanding Ordinary Shares
Name and Address of Beneficial Owner
Dr. Peng Jiang(1)(2)	1,247,001	68.6%
Zan Wu(1)	10,000	*
Yebo Shen(1)	5,000	*
Brian Ferrier(1)	5,000
All directors and executive officers as a group (four individuals)	2,000	*
Five Percent Holders Brilliant:
Nisun Investment Holding Limited(1)(2)	1,247,001	68.6%
New Lighthouse Investment Limited.(3)	137,999	7.6%

____________

*         Less than 1%.

(1)      The business address of each of the individual directors and Nisun Investment Holding Limited is 99 Dan Ba Road, C-9 Putuo District, Shanghai, Peoples Republic of China 200062.

(2)      Dr. Peng Jiang, has voting and dispositive power over the shares held by such entity and therefore may be deemed to be the beneficial owner of the securities held by such entity.

(3)      Mr. Xiaolong Lu, the ultimate natural beneficial owner of New Lighthouse Investment Limited, has ultimate voting and dispositive power over the shares held by such entity and therefore may be deemed to be the ultimate beneficial owner of the securities held by such entity.

SHAREHOLDER PROPOSALS

The Company may hold a special meeting of shareholders for the purpose of approving an initial business combination and related transactions. Accordingly, at such time as an initial business combination is consummated, the Company’s subsequent annual meeting of shareholders would be held at a future date to be determined by the post-business combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its annual meeting following the completion of an initial business combination. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. You should direct any proposals to the Company’s secretary at the Company’s principal office.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at Advantage Proxy, Inc., Attention: Karen Smith, Toll-Free: 877-870-8565, Collect: 206-870-8565, E-mail: ksmith@advantageproxy.com.

OTHER INFORMATION

The Company’s 2021 Annual Report on Form 10-K, filed on March 31, 2022, excluding exhibits, will be mailed without charge to any shareholder entitled to vote at the meeting, upon written request to Brilliant Acquisition Corporation, Attention: Secretary, 99 Dan Ba Road, C-9, Putuo District,, Shanghai, Peoples Republic of China.

Other Matters to Be Presented at the Annual Meeting

The Company did not have notice of any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Director Election Proposal and the Auditor Ratification Proposal by contacting the Company’s proxy solicitor at the following:

Advantage Proxy, Inc.
Attention: Karen Smith
Toll-Free: 877-870-8565
Collect: 206-870-8565
E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than February 14, 2023.

PROXY

BRILLIANT ACQUISITION CORPORATION
99 Dan Ba Road, C-9, Putuo District,
Shanghai, Peoples Republic of China

ANNUAL MEETING OF SHAREHOLDERS

BRILLIANT ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

FEBRUARY 21, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated February 9, 2023, in connection with the Annual Meeting to be held at 10:00 a.m., Eastern Time, on February 21, 2023 in a virtual meeting format via the following information:

US Toll Free	888-475-4499
Meeting ID	6526144748
Web Address for Audio Conference	https://loeb.zoom.us/pac/join/6526144748

The undersigned hereby appoints Dr. Peng Jiang as proxy, with full power of substitution, to vote all shares of the ordinary shares of BRILLIANT ACQUISITION CORPORATION (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of shareholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN THE DIRECTOR ELECTION PROPOSAL AND “FOR” THE AUDITOR RATIFICATION PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR ELECTION PROPOSAL AND THE AUDITOR RATIFICATION PROPOSAL. The notice of meeting, the accompany proxy statement and proxy card and the annual report on Form 10-K are available at

ADVANTAGE PROXY P.O. Box 13581 Des Moines, WA 98198 Toll Free: (877) 870-8565 Collect: (206) 870-8565 Email: ksmith@advantageproxy.com

Proposal 1 — Election of Directors

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
1) Zan Wu 2) Brian Ferrier
INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below:

	FOR	AGAINST	ABSTAIN
Proposal 2 — Ratification of Appointment of Independent Auditors	☐	☐	☐

Approve the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

Dated:	2023

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If ordinary shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.